Investment in associated companies	6 Months Ended
Jun. 30, 2022
Equity Method Investments and Joint Ventures [Abstract]
Investment in associated companies	Investment in associated companies
As at June 30, 2022 (Successor) and December 31, 2021 (Predecessor), the carrying values of our investments in associated companies were as follows.

	Successor	Predecessor
(In $ millions)	As at June 30, 2022	As at December 31, 2021
Paratus Energy Services	33	—
Sonadrill	25	27
Gulfdrill	—	—
Total investment in associated companies	58	27
Part-disposal of Paratus Energy Services
As set out in Note 3 - "Chapter 11", as part of the Group's this wider restructuring process, we sold 65% of our equity interest in Paratus (formerly NSNCo) in January 2022. As a result, the carrying value of the net assets were deconsolidated on the Consolidated Balance Sheet and replaced with the fair value of the retained 35% equity method investment in Paratus, calculated at $56 million.
This is accounted for as an investment in associate. Seadrill did not receive any cash consideration for the 65% equity interest in NSNCo. While the release of Seadrill's guarantee of the notes held by NSNCo represents consideration received for the exchange of the 65% equity interest in NSNCo, the fair value of the guarantee was determined to be nil. Thus, no amount would be attributable to the cost of the 35% interest in NSNCo.
On emergence from Chapter 11 proceedings and application of Fresh Start accounting a fair value adjustment was made for the investment, reducing the value of PES to $39 million. For further information, refer to Note 4 - "Fresh Start accounting". Our share of post-emergence PES losses amounted to $6 million, further reducing the carrying value to $33 million as at June 30, 2022.